                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   November 18, 1997
                                                       ---------------------

                             Chemi-Trol Chemical Co.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Ohio                                 0-18797                34-4439286
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    (State or other jurisdiction        (Commission          (IRS Employer
            if incorporation)          File Number)         Identification No.)

                  2776 C.R. 69          Gibsonburg, Ohio 43431
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                    (Address of principal executive offices)

Registrant's telephone number, including area code            (419) 665-2367
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                        This document contains 31 pages.
                 The Exhibit Index is located on page number 8.


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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On November 18, 1997 Chemi-Trol Chemical Co. "Chemi-Trol" completed the sale of certain assets of its Cal-Van Tools Division "Cal-Van" to Eagle Tools, Inc. "Eagle" an Ohio Corporation having its principal office in Guilford County, North Carolina. Eagle is a newly-formed corporation having common ownership with Horizon Tool, Inc. "Horizon" a privately owned company located in Greensboro, North Carolina. Eagle purchased inventory, machinery, equipment, fixtures, dies and the Cal-Van Tools name for a cash payment of $1.5 million and a note of approximately $2.4 million. Chemi-Trol retained accounts receivable of approximately $4.8 million and inventory having an estimated net market value of $400,000. The majority of retained receivables and inventory are expected to be liquidated within six months in accordance with Chemi-Trol's plans to exit this business. Eagle signed a related one year lease for the Cal-Van land and building not sold as a part of the business. All of the obligations of Eagle under the acquisition agreement, the lease and the note have been guaranteed by Horizon and certain obligations have been guaranteed by Eagle's and Horizon's principle shareholders.

  Chemi-Trol plans to use the sale proceeds and the subsequent cash collected from accounts receivable and inventory net of payments on accounts payable and accrued liabilities related to the discontinued business to reduce current outstanding long-term debt and fund future working capital needs.

  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements of Business Acquired
                       Not applicable

  (b)  Proforma Financial Information

The following unaudited pro forma condensed financial statements are filed with this report:

                                                                    Page
                                                                    ----

Unaudited Pro forma Condensed Balance Sheet as of
   September 30, 1997                                                   4

Unaudited Pro forma Condensed Statements of Income:
   Fiscal Year Ended December 31, 1996                                  5
   Nine Months Ended September 30, 1997                                 5

Notes to Unaudited Pro forma Financial Information                    6-7

The Pro forma Condensed Balance Sheet and Notes as of September 30, 1997 reflect the financial position of Chemi-Trol Chemical Co. after giving effect to the disposition of the Cal-Van Tools Division discussed in Item 2 and assumes the disposition of certain inventories and equipment and liquidation of remaining inventories, accounts receivable, accounts payable and accrued liabilities took place on September 30, 1997. The Pro forma Condensed Statements of Income and Notes for the year ended December 31, 1996 and for the nine months ended September 30, 1997 assumes that the disposition and liquidation occurred on January 1, 1996, and are based on the operations of Chemi-Trol Chemical Co. for the year ended December 31, 1996 and for the nine months ended September 30, 1997.

The unaudited pro forma condensed financial statements have been prepared by Chemi-Trol Chemical Co. based upon assumptions deemed reasonable. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future operating results of Chemi-Trol Chemical Co., or of the financial position or operating results of Chemi-Trol Chemical Co. that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited pro forma financial information should be read in conjunction with Chemi-Trol Chemical Co.'s historical financial statements and notes thereto contained in the 1996 Annual Report on Form 10-K as of December 31, 1996 and the Quarterly Report on Form 10-Q as of September 30, 1997.

(c)   Exhibits

         Exhibit 2.1 -Agreement of Purchase and Sale of Assets dated
                       November 18, 1997.
         Exhibit 99 - Chemi-Trol Chemical Co. press release dated
                       November 18, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHEMI-TROL CHEMICAL CO.
                                      -----------------------
                                      (Registrant)

Date:    November 24, 1997            By: /s/ Robert W. Woolf
       ----------------------             ---------------------
                                      (Registrant)
                                      Name:  Robert W. Woolf
                                             ---------------------
                                      Title:   President
                                             ---------------------


Date:    November 24, 1997            By: /s/ Kevin D. Lauck
       ----------------------             --------------------
                                      (Registrant)
                                      Name:  Kevin D. Lauck
                                             ---------------------
                                      Title:  Secretary/Treasurer and Controller
                                             -----------------------------------



                             CHEMI-TROL CHEMICAL CO.
                 UNAUDITED PRO FORMA CONDENSED BALANCE SHEET (A)
                               September 30, 1997

                                                                            PRO FORMA
                                                        HISTORICAL         ADJUSTMENTS           PRO FORMA
                                                      --------------------------------------------------------
ASSETS
Current assets:
   Cash                                                 $     186,178      $ 1,500,000 (B)     $     186,178
                                                                            (1,500,000)(C)

   Notes and accounts receivable                           21,290,063       (5,325,000)(C)        15,965,063
   Inventories                                              8,281,142       (4,092,211)(B)         3,788,931
                                                                              (400,000)(C)

   Other assets                                             1,264,976                              1,264,976
                                                      --------------------------------------------------------
Total current assets                                       31,022,359       (9,817,211)           21,205,148

Investments and other assets                                3,263,007                              3,263,007
Notes receivable                                                             2,707,000 (B)         2,707,000
Property, plant and equipment, net                          9,537,897         (779,000)(B)         8,758,897
                                                      --------------------------------------------------------
                                                          $43,823,263      $(7,889,211)          $35,934,052
                                                      ========================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Notes payable                                         $  2,364,063      $(2,364,063)(C)   $              -
   Accounts payable                                         6,536,964         (794,000)(C)         5,742,964
   Income taxes                                                85,173                                 85,173
   Accrued liabilities                                      2,153,055          852,000 (B)         1,865,055
                                                                            (1,140,000)(C)
   Long-term debt due within one year                       2,990,978       (1,161,000)(C)         1,829,978
                                                      --------------------------------------------------------
                                                           14,130,233       (4,607,063)            9,523,170

Long-term debt                                              4,547,968       (1,766,148)(C)         2,781,820
Other long-term liabilities                                   695,331                                695,331
Deferred federal income tax                                   876,000         (606,000)(B)           270,000
Shareholders' equity:
   Common stock, without par value
     6,000,000 shares authorized
     2,009,930 shares issued and outstanding                4,590,767                              4,590,767


   Retained earnings                                       18,982,964         (910,000)(B)        18,072,964
                                                      --------------------------------------------------------
Total shareholders' equity                                 23,573,731         (910,000)           22,663,731
                                                      --------------------------------------------------------
                                                          $43,823,263      $(7,889,211)          $35,934,052
                                                      ========================================================


See accompanying notes to unaudited pro forma financial information.


                                                                               4

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


                             CHEMI-TROL CHEMICAL CO.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME (A)
                   For the Fiscal Year Ended December 31, 1996

                                                                         PRO FORMA
                                                   HISTORICAL(D)        ADJUSTMENTS           PRO FORMA
                                                 ----------------------------------------------------------

Revenues:
   Net sales                                         $63,894,000       $(17,338,000)(E)        $46,556,000
   Interest and financing income                         883,000                                   883,000
                                                 ----------------------------------------------------------
                                                      64,777,000        (17,338,000)           47,439,0000
Costs and expenses:
   Cost of sales                                      54,912,000        (13,986,000)(E)         40,926,000
   Selling                                             3,202,000         (2,051,000)(E)          1,151,000
   General and administrative expenses                 3,015,000           (840,000)(E)          2,175,000
   Interest                                            1,455,000           (456,000)(E)            999,000
                                                 ----------------------------------------------------------
                                                      62,584,000        (17,333,000)            45,251,000
                                                 ----------------------------------------------------------
Income (loss) from continuing operations
   before income taxes                                 2,193,000             (5,000)             2,188,000
Provision (benefit) for income taxes                     875,000             (1,000)(F)            874,000
                                                 ----------------------------------------------------------

Income (loss) from continuing operations            $  1,318,000      $      (4,000)          $  1,314,000
                                                 ==========================================================

Income per share of common stock - continuing
   operations                                            $0.66                                      $0.66
                                                 ==========================================================

Weighted average common shares outstanding             2,004,930                                 2,004,930
                                                 ==========================================================



               For the Nine-Month Period Ended September 30, 1997

                                                                          PRO FORMA
                                                     HISTORICAL          ADJUSTMENTS           PRO FORMA
                                                 ----------------- ----------------------- ----------------

Revenues:
   Net sales                                         $48,630,000        $(11,128,000)(E)       $37,502,000
   Interest and financing income                         638,000                                   638,000
                                                 ----------------------------------------------------------
                                                      49,268,000         (11,128,000)           38,140,000
Costs and expenses:
   Cost of sales                                      41,881,000          (9,104,000)(E)        32,777,000
   Selling                                             2,225,000          (1,430,000)(E)           795,000
   General and administrative expenses                 2,172,000            (522,000)(E)         1,650,000
   Interest                                              614,000            (192,000)(E)           422,000
                                                 ----------------------------------------------------------
                                                      46,892,000         (11,248,000)           35,644,000
                                                 ----------------------------------------------------------
Income (loss) from continuing operations
   before income taxes                                 2,376,000             120,000             2,496,000
Provision (benefit) for income taxes                     930,000              46,000 (F)           976,000
                                                 ----------------------------------------------------------

Income (loss) from continuing operations            $  1,446,000         $    74,000            $1,520,000
                                                 ==========================================================

Income per share of common stock- continuing
   operations                                            $0.72                                      $0.76
                                                 ==========================================================

Weighted average common shares outstanding             2,004,930                                 2,004,930
                                                 ==========================================================



See accompanying unaudited notes to pro forma financial information.

                             CHEMI-TROL CHEMICAL CO.
                    NOTES TO PRO FORMA FINANCIAL INFORMATION

(A) The Pro forma Condensed Statements of Income for the year ended December 31, 1996 and for the nine-month period ended September 30, 1997 present the operating results of Chemi-Trol Chemical Co. "Chemi-Trol", assuming that the sale of certain assets and liquidation of certain assets and liabilities of the Cal-Van Tools Division "Cal-Van" had taken place as of January 1, 1996. The statements include all material adjustments necessary to present the historical results to reflect the assumptions. The Pro forma Condensed Balance Sheet as of September 30, 1997 presents Chemi-Trol's financial position assuming the sale and subsequent liquidations had taken place at September 30, 1997.

       The pro forma information is not necessarily indicative of operating results or the financial position which may have actually been obtained if the sale transaction had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of operating results or financial position which may be obtained in the future. Chemi-Trol has prepared these proforma financial statements based upon assumptions deemed reasonable by management. The pro forma financial information should be read in conjunction with Chemi-Trol's historical financial statements and notes thereto contained in the 1996 Annual Report on Form 10-K as of December 31, 1996 and the Quarterly Report on Form 10-Q as of September 30, 1997.

(B) Included in this adjustment was cash received of $1,500,000, inventory and fixed assets sold of $4,871,000, notes received of $2,707,000, liabilities incurred as a result of sale of $852,000, estimated income tax benefit of $606,000 and the estimated after tax loss on sale of $910,000. The change in net assets sold between the actual sale date and September 30, 1997, was reflected through an increase in the pro forma notes receivable adjustment of approximately $307,000 over the actual note received at November 18, 1997.

(C) In conjunction with Chemi-Trol's disposition of Cal-Van, the liquidation of the remaining assets and liabilities were recorded as having taken place on September 30, 1997. Included in this adjustment was collection of accounts receivable of $5,325,000, sale of remaining inventory of $400,000, payment of accounts payable of $794,000, and payment of accrued liabilities of $1,140,000. The net cash effect of these receipts and payments plus the $1,500,000 of proceeds from Note (B) above were used to eliminate short-term borrowings of $2,364,000 and reduce long-term debt by $2,927,000.

(D) The presentation of the historical Statement of Income has been revised from the 1996 Annual Report on Form 10-K as of December 31, 1996 to reflect the

                                                                               6
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       discontinued operations of the Cory Orchard and Turf Division which was sold on March 25, 1997.

(E) Revenue, cost of sales, selling expenses, and general and administrative expenses for Cal-Van were eliminated based on actual results of operations. The adjustment in interest expense was calculated based on the ratio net assets of Cal-Van operations to the total net assets of Chemi-Trol plus existing outstanding debt.

(F)    The income tax effects of the pro forma adjustments referred to in Notes
       (B) and (E) were recorded at 40 percent, the combined Federal and State statutory income tax rate.






                                                                               7
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                                  Exhibit Index

Exhibit
Number                              Exhibit                                         Page
                                                                                   ------
 2.1          Agreement of Purchase and Sale of Assets dated November 18, 1997        9

99.1          Chemi-Trol Chemical Co. press release dated November 18, 1997          31






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